UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2021

National CineMedia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33296			20-5665602
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)			(I.R.S. Employer Identification No.)

6300 S. Syracuse Way	Suite 300	Centennial	Colorado	80111
(Address of Principal Executive Offices)				(Zip Code)
(303) 792-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	NCMI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 23, 2021, Lee Roy Mitchell notified National CineMedia, Inc. (“NCM, Inc.” or “the Company”) of his resignation from the Company’s Board of Directors, effective March 25, 2021. The Company is extremely grateful for Mr. Mitchell’s dedication to the Company and his service since the time of the Company’s initial public offering as a director on the Company’s Board of Directors. Mr. Mitchell’s resignation did not result from any disagreement with NCM, Inc.
Mr. Mitchell was designated to the Board of Directors by Cinemark Media, Inc. (“Cinemark”) pursuant to the Director Designation Agreement, dated as of February 13, 2007, between NCM, Inc. and its founding members, American Multi-Cinema, Inc., Cinemark, and Regal CineMedia Holdings, LLC (the “Director Designation Agreement”). To fill the vacancy resulting from Mr. Mitchell’s resignation, Cinemark has designated Mark Zoradi pursuant to the Director Designation Agreement. On March 24, 2021, the Company’s Board of Directors elected Mr. Zoradi as a director, effective immediately following Mr. Mitchell’s resignation on March 25, 2021. Mr. Zoradi serves as the Chief Executive Officer and a member of the Board of Directors of Cinemark Holding, Inc. Mr. Zoradi has not been appointed to serve on any committees of the Board of Directors at this time.
There are no family relationships between Mr. Zoradi and any director or executive officer of the Company.
Item 7.01 Regulation FD Disclosure.
On March 26, 2021, the Company issued a press release announcing the appointment of Mr. Zoradi to the Company’s Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of National CineMedia, Inc. dated March 26, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: March 26, 2021	By:	/s/ Thomas F. Lesinski
Thomas F. Lesinski
Chief Executive Officer and Interim Principal Financial Officer